UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 22, 2004

Stamps.com Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26427	77-0454966
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12959 Coral Tree Place, Los Angeles, California	90066-7020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	310-482-5800

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 21, 2004, Stamps.com Inc. issued a press release setting forth its financial results for the three months ended September 30, 2004. A copy of its press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished herewith:

99.1 Press Release of Stamps.com Inc. dated October 21, 2004 announcing Stamps.com Inc.'s financial results for the three months ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stamps.com Inc.

October 22, 2004	By:	/s/ Kenneth McBride

Name: Kenneth McBride Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Stamps.com Inc. dated October 21, 2004 announcing Stamps.com Inc.'s financial results for the three months ended September 30, 2004.